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                                                                    EXHIBIT 10.1

                               EXCHANGE AGREEMENT


         This Exchange Agreement (this "Agreement") is entered into as of this 30th day of July, 2002 (the "Effective Date"), by and among Concorde Gaming Corporation, a Colorado corporation (the "Company") with an address at 3290 Lien Street, Rapid City, South Dakota 57702, and BHL Capital Corporation, a South Dakota corporation ("Holder") with an address at 3290 Lien Street, Rapid City, South Dakota 57702 and, solely with respect to Section 1.03, Brustuen H. Lien, an individual ("Lien").

                                    RECITALS

         WHEREAS, Holder is owed Ten Million One Hundred Eighteen Thousand One Hundred Twenty Seven and 68/100 Dollars ($10,118,127.68) by the Company, as evidenced by a promissory note dated as of February 15, 2002 made by the Company for the benefit of Holder (the "Existing Note"); and

         WHEREAS, the Holder desires to cancel the Existing Note in consideration of the issuance to the Holder of a promissory note in the principal amount of Six Million Six Hundred Eighteen Thousand One Hundred Twenty Seven and 68/100 Dollars ($6,618,127.68) in the form attached hereto as Exhibit A (the "New Note"), Three Million Five Hundred Thousand (3,500,000) shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock") and a warrant to purchase Two Million (2,000,000) shares of the Company's common stock par value $.01 per share in the form attached hereto as Exhibit B (the "Warrant") and the Company desires to cancel the Existing Notes and issue such securities.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises herein contained the parties agree as follows:

                                   ARTICLE I

                             EXCHANGE OF SECURITIES

         Section 1.01. EXCHANGE. Holder agrees to surrender for cancellation the Existing Note on the Effective Date in exchange for the issuance to the Holder of the New Note, the Series A Preferred Stock and the Warrant (the "Exchange").

         Section 1.02. ISSUANCE. As soon as practicable following the Effective Date and receipt by the Company of the Existing Note, the Company shall issue the New Note, the Series A Preferred Stock and the Warrant to the Holder as consideration for the receipt and cancellation of the Existing Note.

         Section 1.03. CANCELLATION OF WARRANTS. In consideration of the benefits to be received by Lien as the majority shareholder of the Company and Holder due to the Exchange, on the Effective Date Lien will surrender to the Company for cancellation warrants to purchase Two Million (2,000,000) shares of the Company's common stock par value $.01 per share currently held by Lien.


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                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE HOLDER

         Holder hereby represents and warrants to the Company that as of the Effective Date:

         Section 2.01. OWNERSHIP OF EXISTING NOTE. Holder has good and valid title to the Existing Note, free and clear of any liens, claims, mortgages, encumbrances, pledges, security interests, equities and charges of any kind.

         Section 2.02. AUTHORITY; NON-CONTRAVENTION. Holder has all corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the certificates, instruments and documents executed or delivered by it pursuant to the terms of this Agreement. All corporate action on the part of the Holder and its officers and directors necessary for the authorization, execution, delivery and performance of this Agreement and the performance by the Holder of all its obligations under this Agreement has been taken. This Agreement has been duly executed and delivered by Holder and, assuming the due authorization, execution and delivery by the other parties to this Agreement, constitutes the valid and binding obligation of Holder enforceable against the Holder in accordance with its terms. Neither the execution and delivery of the Agreement, nor the consummation or performance of any of the transactions contemplated by this Agreement, will directly or indirectly (with or without notice or lapse of time) contravene, conflict with or result in a violation of (a) any of the provisions of the charter, bylaws or other governing instrument of the Holder, or (b) any resolution adopted by the shareholders, board of directors or any committee of the board of directors of the Holder.

         Section 2.03. CONSENTS AND APPROVALS; NON-CONTRAVENTION. Neither the execution, delivery or performance of this Agreement, nor the consummation by the Holder of the transactions contemplated by this Agreement will (a) require any consent, approval or authorization under any contract, lease or other agreement entered into by the Holder, (b) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Holder, or (c) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or any loss of a material benefit) under any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Holder is a party or by which the Holder or any of its properties or assets may be bound.

         Section 2.04. RESTRICTED SECURITIES.

                  (a) Holder is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (the "Act"), and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the transactions contemplated under this Agreement.

                  (b) Holder's financial condition is such that it is able to bear all economic risks of investment in the Series A Preferred Stock and the Warrant, including a complete loss of its investment therein.


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                  (c) The Company has provided Holder with access to financial and other information concerning the Company as requested by Holder and Holder has had the opportunity to ask questions of and receive answers from the Company concerning the transactions contemplated by this Agreement and to obtain therefrom any additional information necessary to make an informed decision regarding an investment in the Company.

                  (d) Holder is acquiring the Series A Preferred Stock and the Warrant solely for investment purposes, with no present intention of distributing or reselling any of the Series A Preferred Stock or the Warrant or any interest therein.

                  (e) Holder understands that: (i) the issuance of the Series A Preferred Stock and the Warrant and the securities issuable upon exercise of the Warrant have not been, and shall not be, registered under the Act or qualified under state securities laws, and such issuance is made or shall be made in reliance upon exemptions from the registration and qualification provisions of the Act and state securities laws, (ii) the Series A Preferred Stock and Warrant and the securities issuable upon exercise of the Warrant acquired by Holder must be held by it indefinitely unless the sale or transfer thereof is subsequently registered under the Act, or an exemption from such registration is available, and any certificates representing the Series A Preferred Stock and/or the Warrant and the securities issuable upon exercise of the Warrant may bear a legend to the effect that such securities have not been registered under the Securities Act or any state securities or blue sky laws, and may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement under the Act and compliance with such state laws or an applicable exemption therefrom and, in each case, an opinion of counsel reasonably satisfactory to the Company that such registration is not required, and (iii) the Company will rely upon the representations and warranties made by the Holder in this Agreement in order to establish such exemption from the registration provisions of the Act and the qualification requirements of state securities laws.

                  (f) Holder understands that no federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Series A Preferred Stock or the Warrant or the securities issuable upon exercise of the Warrant.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Section 3.01. AUTHORITY; NON-CONTRAVENTION. The Company has all corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the certificates, instruments and documents executed or delivered by it pursuant to the terms of this Agreement. All corporate action on the part of the Company and its board of directors necessary for the authorization, execution, delivery and performance of this Agreement, the issuance of the Series A Preferred Stock and the Warrant and the performance by the Company of all its obligations under this Agreement has been taken. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the other parties to this Agreement, constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the execution and delivery of the Agreement, nor the consummation or performance of any of the transactions


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contemplated by this Agreement, will directly or indirectly (with or without notice or lapse of time) contravene, conflict with or result in a violation of
(a) any of the provisions of the charter, bylaws or other governing instrument of the Company, or (b) any resolution adopted by the shareholders or board of directors of the Company.

         Section 3.02. CONSENTS AND APPROVALS; NON-CONTRAVENTION. Neither the execution, delivery or performance of this Agreement, nor the consummation by the Company of the transactions contemplated by this Agreement will (a) require any consent, approval or authorization under any contract, lease or other agreement entered into by the Company, (b) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company, or (c) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or any loss of a material benefit) under, any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Company is a party or by which the Company or any of its properties or assets may be bound.

         Section 3.03. SERIES A PREFERRED STOCK. When issued the Series A Preferred Stock will have the rights and preferences set forth in Exhibit C. Assuming Holder has met its obligations set forth in Section 1.01, the Series A Preferred Stock when issued will be validly issued, fully paid and nonassessable.

         Section 3.04. PRIVATE SALE. Based in part on the representations of Holder set forth in Article II, the issuance of the Series A Preferred Stock, the Warrant and the securities issuable upon exercise of the Warrant are exempt from registration under the Act.

                                   ARTICLE IV

                                  MISCELLANEOUS

         Section 4.01. EXPENSES. The Company and Holder each will bear their own expenses, including legal fees, in connection with this Agreement.

         Section 4.02. REMEDIES CUMULATIVE. Except as herein provided, the remedies provided herein shall be cumulative and shall not preclude assertion by any party hereto of any other rights or the seeking of any other remedies against the other party hereto.

         Section 4.03. BROKERAGE. Each party hereto will indemnify and hold harmless the other against and in respect of any claim for brokerage or other commission relative to this Agreement or to the transaction contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

         Section 4.04. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.


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         Section 4.05. NOTICES. Notices required under this Agreement shall be deemed to have been adequately given if delivered personally or by commercial messenger or courier service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgement of complete transmission), to the Holder or to the Company at the address set forth in the first paragraph of this Agreement or such other address as such party may from time to time designate in writing.

         Section 4.06. NO WAIVER. No failure to exercise and no delay in exercising any right, power or privilege granted under this Agreement shall operate as a waiver of such right, power or privilege. No single or partial exercise of any right, power or privilege granted under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement are cumulative and are not exclusive of any rights or remedies provided by law.

         Section 4.07. AMENDMENTS. Except as herein provided, this Agreement may be modified or amended only by a writing signed by the Company and the Holder.

         Section 4.08. SURVIVAL OF AGREEMENTS. All agreements, representations and warranties contained in this Agreement or made in writing by or on behalf of the Company or the Holder in connection with the transactions contemplated by this Agreement shall survive the execution and delivery of this Agreement and the consummation of the Exchange.

         Section 4.09. CONSTRUCTION. This Agreement shall be governed by and construed in accordance with the procedural and substantive laws of the State of Colorado without regard for its conflicts-of-laws rules.

         Section 4.10. ENTIRE UNDERSTANDING. This Agreement expresses the entire understanding of the parties and supersedes all prior and contemporaneous agreements and undertakings of the parties with respect to the subject matter of this Agreement.

         Section 4.11. COUNTERPARTS; FACSIMILE. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one agreement. This Agreement may be executed and transmitted by facsimile and such transmission shall be deemed to be an original.

         Section 4.12. ASSIGNMENT. This Agreement and the rights hereunder shall not be assignable or transferable by the Holder or the Company, except in the case of the Company in connection with the sale of all or substantially all of the assets of the Company, or by operation of law in connection with a merger, consolidation or similar transaction of the Company, without the prior written consent of the other party hereto. Subject to the preceding sentence, this Agreement, and all the covenants and agreements of the parties herein contained, shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective legal representatives, successors and assigns.

         Section 4.13. THIRD PARTY BENEFICIARIES. This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person or entity, other than the parties hereto and such assigns, any legal or equitable rights hereunder.


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         IN WITNESS WHEREOF, the parties hereto have duly executed or caused this Agreement to be duly executed by their duly authorized representatives as of the Effective Date.


                                            CONCORDE GAMING CORPORATION


                                            By: /s/ Jerry L. Baum
                                                --------------------------------
                                                    Jerry L. Baum, President and
                                                    Chief Executive Officer


                                            BHL CAPITAL CORPORATION


                                            By: /s/ Brustuen H. Lien
                                                --------------------------------
                                                    Brustuen H. Lien, Chairman


                                            Solely with respect to Section 1.03


                                            /s/ Brustuen H. Lien
                                            ------------------------------------
                                                Brustuen Lien



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                                    EXHIBIT A

                                FORM OF NEW NOTE

                                  See Attached



                                      A-1
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                                    EXHIBIT B

                                 FORM OF WARRANT

                                  See Attached



                                      B-1
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                                    EXHIBIT C

                TERMS AND PROVISIONS OF SERIES A PREFERRED STOCK

                                  See Attached



                                      C-1